FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the

                    Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  March 22, 2006



                                VoIP, Inc.
                     -------------------------------
           (Exact Name of Registrant as Specified in Charter)

          Texas                     000-28985            75-2785941
----------------------------      ------------      -------------------
(State of Incorporation)          (Commission          (IRS Employer
                                   File No.)        Identification No.)

     12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
     --------------------------------------------------------------
      (Address of principal executive offices, including zip code)


                              (954) 434-2000
                         ------------------------
       (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

     [   ]     Written communications pursuant to Rule 425 under the
               Securities Act (17 CFR 230.425)

     [   ]     Soliciting material pursuant to Rule 14a-12 under the
               Exchange Act (17 CFR 240.14a-12(b))

     [   ]     Pre-commencement communications pursuant to Rule 14d-2(b)
               under the Exchange Act (17 CFR 240.14d-2(b))

     [   ]     Pre-commencement communications pursuant to Rule 13e-4(c)
               under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 4.02 Non-Reliance on Previously Issued Financial Statements
          or a Related Audit Report or Completed Interim Review
          --------------------------------------------------------

     On March 22, 2006, Registrant concluded that the financial statements of Registrant included in its Form 10-QSB reports for the quarters ended September 30, 2004 and March 31, 2005, and annual report on Form 10-KSB for the year ended December 31, 2004 were misstated in certain respects.

     Management estimates, based upon the procedures it has performed to date, that Registrant's reported sales for the three months ended September 30, 2004, December 31, 2004 and March 31, 2005 were overstated by approximately $300,000, $500,000, and $600,000, respectively, and reported net losses for such periods understated by approximately $85,000, $100,000 and $115,000, respectively. The Board of Directors has received management's report and will retain counsel and independent accountants to commence an expanded review and evaluation of the misstatements and the adequacy of controls, procedures and personnel. The estimates of misstatements reported herein are subject to revision pending the results of the expanded review.

     The misstatements were discovered by the senior financial management personnel that commenced their employment with Registrant in the fourth quarter of 2005 during their review and analysis of 2005 results and financial condition in connection with the preparation of the 2005 financial statements and annual report on Form 10-KSB. The misstatements occurred in the financial statements of the Registrant's consolidated subsidiary doing business as DTNet Technologies, which was acquired in June 2004.

      In addition to authorizing the expanded review, the Board has met with the Registrant's independent auditors to disclose the matters in this Report.


                        SIGNATURE(S)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  March 24, 2006                   VoIP, INC.
                                        (Registrant)



                                        By:  /s/  B. MICHAEL ADLER
                                           ---------------------------------
                                               B. Michael Adler
                                               Chief Executive Officer